Exhibit 99.2

Ondas Acquires BIRD Aerosystems to Expand Airborne Missile Protection and ISR Capabilities

Entry into the airborne missile protection market for unmanned aerial systems (UAS) and aircraft through a globally deployed aircraft protection platform installed on more than 700 aircraft across 40+ aircraft types serving U.S. Army, NATO, leading armed forces in APAC and UN aviation fleets including advanced Laser Countermeasure systems designed to defeat modern missile threats.

Acquisition adds advanced sensing, mitigation, and mission command-and-control technologies to Ondas’ platform, supporting counter-UAS operations, border protection, maritime surveillance, and airspace monitoring missions

WEST PALM BEACH, FL / March 11, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, today announced that it has acquired BIRD Aerosystems, a global leading developer and provider of Airborne Missile Protection Systems (AMPS) and airborne intelligence, surveillance and reconnaissance (ISR) solutions for military, government and homeland security customers worldwide. The acquisition marks Ondas’ entry into the airborne and unmanned aerial systems (UAS), missile protection market, adding a new layer of defense technologies applicable to defense and security markets and complementing the Company’s growing technological portfolio of autonomous systems of systems architecture including counter-UAS capabilities, and mission intelligence solutions.

“BIRD Aerosystems adds an important and highly differentiated capability to the Ondas defense technology platform,” said Eric Brock, Chairman and CEO of Ondas. “Their globally deployed aircraft protection systems and advanced airborne ISR mission technologies significantly expand our footprint in airborne defense markets while strengthening our ability to deliver integrated multi-domain mission solutions. By combining BIRD’s sensing, mitigation and command-and-control capabilities with Ondas’ autonomous aerial systems, counter-UAS technologies and robotic platforms, we are advancing our strategy of building a comprehensive defense architecture designed to address the evolving security challenges facing defense and homeland security operators worldwide.”

Founded in Israel in 2001, BIRD Aerosystems has established itself as a leading developer of airborne defense technologies designed to protect aircraft and deliver advanced mission intelligence capabilities. The company’s aircraft protection systems are installed on more than 700 airborne platforms across over 40 aircraft types, supporting defense, government and special mission aviation operators including the U.S. Army, NATO forces, leading air forces that are part of APAC and United Nations aviation fleets. BIRD’s technologies have been deployed operationally in numerous global conflict zones and high-risk operational environments.

BIRD Aerosystems operates across two primary technology pillars: Airborne Missile Protection Systems (AMPS) and Airborne Surveillance, Intelligence and Observation (ASIO) mission systems. The company’s AMPS platform integrates BIRD’s unique advanced missile warning sensors and Directional Infrared Countermeasure (DIRCM) technologies designed to detect, confirm and neutralize incoming missile threats such as MANPADS, protecting aircraft operating in high-risk environments.

In parallel, BIRD’s ASIO solutions provide advanced airborne ISR and mission management capabilities combining multi-mode radar, electro-optical sensors, communications intelligence and data fusion technologies. These systems support complex surveillance missions including border protection, maritime patrol, infrastructure monitoring and airspace security, delivering real-time intelligence to ground-based command and control centers.

Following its integration with Ondas, BIRD Aerosystems will also expand its technologies into the rapidly growing market of unmanned aerial platform protection, enabling advanced missile protection solutions designed for next-generation unmanned aircraft systems. The expansion will support the growing demand for protection of autonomous aerial platforms operating in contested environments.

“Ondas is building a unique platform combining autonomous systems, advanced sensing technologies and mission intelligence capabilities designed to address modern defense and security challenges,” said Oshri Lugassy, Co-CEO of Ondas Autonomous Systems. “BIRD Aerosystems brings combat-proven airborne technologies used by defense operators worldwide. Integrating BIRD’s ISR, sensing and aircraft protection technologies into our ecosystem is expected to significantly strengthen our ability to deliver integrated solutions across counter-UAS defense, border security, airspace monitoring and national security missions.”

The acquisition continues Ondas’ strategy of expanding its global defense technology platform through targeted acquisitions of mission-critical technologies that enhance ISR, airspace defense, counter-UAS operations and autonomous security systems across NATO and allied markets. Together with Ondas’ complementary technologies, the addition of BIRD Aerosystems further strengthens Ondas’ systems-of-systems defense architecture. By integrating airborne sensing, aircraft protection technologies, autonomous ISR drones, counter-UAS capabilities and robotic ground platforms, Ondas is building a unified defense ecosystem designed to support multi-domain missions across air, ground and sensing environments.

Ondas will provide outlook information regarding BIRD Aerosystems on its earnings conference call scheduled for Wednesday, March 25, 2026 at 8:30 a.m. Eastern Time.

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

Ondas Autonomous Systems (“OAS”) delivers a portfolio of AI-powered defense and security platforms deployed globally to protect sensitive sites, populations, and critical infrastructure. Through its operating companies-American Robotics, Airobotics, Apeiro Motion, Roboteam Ltd., and Sentrycs—OAS provides an integrated suite of autonomous aerial, ground, and counter-UAS solutions. These include the Optimus System, the first FAA-certified small UAS for fully automated aerial security and data capture; Iron Drone Raider, an autonomous counter-UAS interception platform; Roboteam’s combat-proven tactical ground robotic systems for military and special operations forces; Apeiro Motion’s advanced ground robotics and tethered UAV systems with proprietary navigation and communications technologies; and Sentrycs’ Cyber-over-RF (CoRF) and protocol-manipulation counter-UAS solutions.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to Allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Inc.: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Sentrycs: www.sentrycs.com, X and LinkedIn

For Roboteam: www.robo-team.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com, LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading "Risk Factors" discussed under the caption "Item 1A. Risk Factors" in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption "Item 1A. Risk Factors" in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas Inc.

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Inc.

preston.grimes@ondas.com

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